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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider and J. Timothy Bryan, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-4 in connection with the registration by United International Holdings, Inc., a Delaware corporation (the "Company"), of its 10 3/4% Senior Secured Discount Notes due 2008, Series B (the "New Notes") to be exchanged for the Company's existing 10 3/4% Senior Secured Discount Notes due 2008, Series A, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the New Notes with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

Date: February 26, 1998      /s/ Gene W. Schneider
                             --------------------------------------
                             Gene W. Schneider

Date: February 26, 1998      /s/ J. Timothy Bryan
                             --------------------------------------
                             J. Timothy Bryan

Date: February 26, 1998      /s/ Mark L. Schneider
                             --------------------------------------
                             Mark L. Schneider

Date: February 26, 1998      /s/ Albert M. Carollo
                             --------------------------------------
                             Albert M. Carollo

Date: February 26, 1998      /s/ Lawrence F. DeGeorge
                             --------------------------------------
                             Lawrence F. DeGeorge

Date: February 26, 1998      /s/ Lawrence J. DeGeorge
                             --------------------------------------
                             Lawrence J. DeGeorge

Date: February 26, 1998      /s/ William J. Elsner
                             --------------------------------------
                             William J. Elsner

Date: February 26, 1998      /s/ Joseph E. Giovanini
                             --------------------------------------
                             Joseph E. Giovanini

Date: February 26, 1998      /s/ Antony P. Ressler
                             --------------------------------------
                             Antony P. Ressler

Date: February 26, 1998      /s/ Curtis H. Rochelle
                             --------------------------------------
                             Curtis H. Rochelle

Date: February 26, 1998      /s/ Bruce H. Spector
                             --------------------------------------
                             Bruce H. Spector

Date: February 12, 1998      /s/ Valerie L. Cover
                             --------------------------------------
                             Valerie L. Cover